UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 2, 2024

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176
Governor’s Square 23
Lime Tree Bay Avenue, Grand Cayman
KY1-1102,
Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): 212-796-4796

N/A

(Former name or former address, if changed since last report)

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

On December 2, 2024, Target Global Acquisition I Corp. (the “Acquiror”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Acquiror, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (the “Company”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Acquiror and Company. Capitalized terms used herein but not otherwise defined shall have the meanings as set forth in the Business Combination Agreement.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions on the closing date: (i) the Acquiror will, subject to obtaining the required shareholder approvals, change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”); (ii) following the Domestication, Merger Sub 1 will merge with and into Company, with Company as the surviving corporation in the merger (the “First Merger”); and (iii) immediately following the consummation of the First Merger, Company will merge with and into Merger Sub 2, with Merger Sub 2 as the surviving entity in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of the Acquiror (the “Second Merger” and together with the First Merger, the “Mergers”). In connection with the consummation of the Business Combination, Acquiror shall be renamed VenHub Global Holdings, Inc.

By virtue of the transactions described above:

a)	each then issued and outstanding share of Acquiror Class A Ordinary Share shall convert automatically, on a one-for-one basis, into a share of Acquiror Class A Common Stock;

b)	each then issued and outstanding share of Acquiror Class B Ordinary Share shall convert automatically, on a one-for-one basis, into a share of Acquiror Class A Common Stock;

c)	each then issued and outstanding Acquiror Warrant shall convert automatically into a Domesticated Acquiror Warrant;

d)	each then issued and outstanding Acquiror Unit shall convert automatically into a Domesticated Acquiror Unit;

e)

All of the Company Stock issued and outstanding immediately prior to the Acquisition Effective Time (other than Acquisition Excluded Shares and the Dissenting Shares) will be automatically cancelled and extinguished and collectively converted into the right to receive (i) the Closing Share Consideration and (ii) assuming the achievement of certain performance metrics, the Earnout Interests.

The Domestication, the Mergers and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2025 (the “Closing”), following the receipt of the required approval by the Acquiror’s shareholders and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. The Acquiror has also agreed to take all such actions necessary or appropriate such that, as of the Acquisition Effective Time, the Acquiror board of directors shall consist of seven (7) directors, of which at least (4) directors shall meet the independence requirements of Nasdaq. The board of directors will be divided into three (3) classes, designated Class I, II and III, with one director chosen solely by the current board of the Acquiror. In addition, the Acquiror has agreed to adopt an incentive equity plan in an aggregate amount equal to 10% of the total number of Acquiror common stock outstanding at the closing of the Business Combination on a fully diluted basis, as described in the Business Combination Agreement.

Conditions to Each Party’s Obligations

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of the Acquiror’s shareholders.

In addition, consummation of the Business Combination is subject to other closing conditions, including, among others: (i) all applicable waiting periods under the HSR Act have expired or been terminated; (ii) there being no law or governmental order, in either case, enjoining, prohibiting or having the effect of making illegal the consummation of the Business Combination (iii) the requisite approvals have been obtained from the Acquiror’s shareholders; (iv) the requisite approvals have been obtained from Company’s stockholders; (v) the Company obtaining Bridge Financings as described further in the Business Combination Agreement, and (v) the Acquiror Common Stock to be issued as consideration for the Business Combination shall have been approved for listing on Nasdaq, as described further in the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated by mutual written consent of the Company and Acquiror and in certain other limited circumstances, including by either the Acquiror or Company, if the First Merger is not consummated by June 2, 2025 (such date, the “Outside Date”).

The Company shall pay or cause to be paid $750,000 to the Acquiror or its designees through wire transfer of same-day funds within two Business Days in the event the Business Combination Agreement is terminated by the Company under certain circumstances, as described further in the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Acquiror does not believe that these schedules contain information that is material to an investment decision.

Insider Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Acquiror, CIIG Management III LLC (the “CIIG III”) and certain shareholders of the Acquiror entered into an insider support agreement (the “Insider Support Agreement”), pursuant to which CIIG III and certain shareholders of the Acquiror (collectively, the “Sponsor Parties”) have agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated thereby and on the terms and subject to the conditions set forth in the Insider Support Agreement.

The foregoing description of the Insider Support Agreement is subject to and qualified in its entirety by reference to the full text of the Insider Support Agreement, which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Company Stockholder Support Agreements

Concurrently with the execution of the Business Combination Agreement, certain stockholders of Company (collectively, the “Company Stockholders”) entered into support agreements (collectively, the “Company Stockholder Support Agreements”) with the Acquiror, pursuant to which the Company Stockholders have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby, (ii) waive any rights of appraisal relating to the Business Combination, and (iii) be bound by certain other covenants and agreements related to the Business Combination.

The foregoing description of the Company Stockholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the Company Stockholder Support Agreement, which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Lockup Agreements

The Acquiror, certain Sponsor Parties and certain stockholders of the Company will enter into a Lockup Agreement (the “Lockup Agreement”) in connection with the Business Combination, pursuant to which such parties shall agree to lock up their Lock-Up Securities (as defined in the Lockup Agreement) under the following terms:

•

Certain Sponsor Parties and certain stockholders of the Company that are not deemed to be members of management of the post-Business Combination company (each, a “Non-Management Lockup Party”) shall agree to not effect any transfer of Lock-Up Securities unless such Lock-Up Securities are released pursuant to the expiration of the relevant lockup period described below, subject to certain permitted transfers. Such restrictions begin at the Closing and end on (i) for one-third (33.3%) of Lock-Up Securities held or beneficially owned, the date on which the post-Business Combination company issues its first earnings release, (ii) for one-third (33.3%) of the Lock-Up Securities held or beneficially owned, the date on which the post-Business Combination company issues its second earnings release and (iii) for one-third (33.3%) of the Lock-Up Securities held or beneficially owned, the date on which the post-Business Combination company issues its third earnings release.

•

Each party that is deemed to be a member of management of the post-Business Combination company (each, a “Management Lockup Party”) agrees not to effect any transfer of its Lock-Up Securities held or beneficially owned by such Management Lockup Party until such Lock-Up Securities are released pursuant to the expiration of the relevant lockup period, subject to the permitted transfers described below. Such restrictions begin at the Closing and end on (i) for one-third (33.3%) of the Lock-Up Securities held or beneficially owned by such Management Lock-Up Party, the date that is 12 months after the Closing, (ii) for one-third (33.3%) of the shares of Lock-Up Securities held or beneficially owned by such Management Lock-Up Party, the date that is 18 months after the Closing and (iii) for one-third (33.3%) of the shares of Lock-Up Securities held or beneficially owned by such Management Lock-Up Party, the date that is 24 months after the Closing.

The Lockup Agreement will provide for certain permitted transfers by Non-Management Lockup Parties and Management Lockup Parties, including but not limited to, transfers to certain affiliates or family members, pursuant to a qualified domestic relations order, or by virtue of laws of descent and distribution upon death.

The foregoing description of the form of Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the form of Lockup Agreement, which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, the post Business Combination company, CIIG III, and other parties thereto will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), which amends and restates the Registration and Shareholder Rights Agreement dated as of December 8, 2021 as further amended by an Amendment to the Registration and Shareholder Rights Agreement, dated as of June 11, 2024. Pursuant to the A&R Registration Rights Agreement, the post Business Combination company will agree that within 30 calendar days after the Closing, it will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement registering the resale of certain securities held by or issuable to the parties thereto (the “Resale Registration Statement”), and will use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights.

The foregoing description of the form of Amended and Restated Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 2, 2024, the Acquiror and Company issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Acquiror and Company have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings. This Current Report will note be deemed an admission of materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

This document relates to a proposed transaction between the Company and Acquiror. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Acquiror and the Company intend to file a registration statement on Form S-4 that will include a proxy statement/prospectus of Acquiror. The proxy statement/prospectus will be sent to all Acquiror shareholders. Acquiror also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Acquiror are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Acquiror through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Acquiror may be obtained free of charge from Acquiror’s website at https://tgacquisition1.com/ or by written request to Acquiror at 40 West 57th Street, 29th Floor, New York, New York 10019.

Participants in the Solicitation

Acquiror and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Acquiror’s shareholders in connection with the proposed transaction. Information about Acquiror’s directors and executive officers and their ownership of Acquiror’s securities is set forth in Acquiror’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between VenHub Global, Inc. (the “Company”) and Target Global Acquisition I Corp. (“SPAC”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by the Company and the markets in which it operates, the Company’s business strategy and the Company’s projected future results, including its ability to operate profitably in the future, its ability to attract and retain end users, its ability to launch new generations of its products, its ability to raise additional capital and the success of any future acquisitions, partnership and joint ventures. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities, (ii) the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of SPAC and the Company and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of the Company or diverts management’s attention from the Company’s ongoing business operations and potential difficulties in the Company’s employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against the Company, SPAC or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the ability of the Company, SPAC or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (x) volatility in the price of the securities of the Company, SPAC or a successor thereto due to a variety of factors, including changes in the competitive and regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the Company’s ability to increase the prices of its products (xiii) the risk that the Company may be unable to manufacture products of sufficient quality and on schedule and scale, that would appeal to a large customer base, and (xiv) the risk that the Company may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 filed in connection with the transactions described herein, the proxy statement/prospectus discussed below, SPAC’s periodic reports and other documents filed by the Company, SPAC or a successor thereto from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this communication represent the views of SPAC and the Company as of the date of this communication. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor SPAC gives any assurance that either the Company or SPAC will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or SPAC or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger

10.1	Insider Support Agreement

10.2	Company Stockholder Support Agreement

10.3	Form of Lockup Agreement

10.4	Form of Amended and Restated Registration Rights Agreement

99.1	Press Release, dated December 2, 2024

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GLOBAL ACQUISITION I CORP.

Dated: December 2, 2024	By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer